SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

         Minnesota                     0-10078                  41-0944876
---------------------------       ----------------          -----------------
(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

      On February 18, 2004, HEI, Inc. ("the Company") announced that it has raised $3.54 million in gross proceeds through the sale of 1,180,000 shares of its common stock in a private placement led by ThinkEquity Partners to a group of institutional and accredited investors.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits:

            99.1 Press Release dated February 18, 2004, regarding the company's raising $3.54 million in gross proceeds through the sale of 1,180,000 shares of its common stock in a private placement led by ThinkEquity Partners to a group of institutional and accredited investors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEI, INC.

Dated: February 18, 2004                   By   /s/ Douglas Nesbit
                                                --------------------------------
                                                Douglas Nesbit
                                                Its: Chief Financial Officer

                                  Exhibit Index

            99.1 Press Release dated February 18, 2004, regarding the company's raising $3.54 million in gross proceeds through the sale of 1,180,000 shares of its common stock in a private placement led by ThinkEquity Partners to a group of institutional and accredited investors.